                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -------------------------

                                 SCHEDULE 13E-3/A
                                (AMENDMENT NO. 4)

                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)

                          -------------------------

                       NORWOOD PROMOTIONAL PRODUCTS, INC.
                              (Name of the Issuer)


                       NORWOOD PROMOTIONAL PRODUCTS, INC.
                                    FPK, LLC
                               FRANK P. KRASOVEC
                              JAMES P. GUNNING, JR.
                               JOHN H. JOSEPHSON
                                  JOHN FINNELL
                      (Names of Persons Filing Statement)

                          -------------------------

                      COMMON STOCK, NO PAR VALUE PER SHARE
                         (Title of Class of Securities)

                                  669729-10-5
                     -------------------------------------
                     (CUSIP Number of Class of Securities)


  Richard J. McMahon, Esquire                       William R. Volk, Esquire
Blank Rome Comisky & McCauley LLP                     Hughes & Luce, L.L.P.
       One Logan Square                         111 Congress Avenue, Suite 900
    Philadelphia, PA 19103                             Austin, TX 78701
        (215) 569-5500                                  (512) 482-6800


      (Name, Address and Telephone Number of Persons Authorized to Receive
       Notices and Communications on Behalf of Persons filing Statement)

This statement is filed in connection with (check the appropriate box):

         a.      [x]      The filing of solicitation materials or an
                          information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities
                          Exchange Act of 1934.

         b.      [ ]      The filing of a registration statement under the
                          Securities Act of 1933.

         c.      [ ]      A tender offer.

         d.      [ ]      None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [ ]

                           CALCULATION OF FILING FEE

================================================================================
         TRANSACTION VALUATION*                         AMOUNT OF FILING FEE
--------------------------------------------------------------------------------
            $84,855,634                                       $16,971
================================================================================

--------------------

* For purposes of calculating fee only. The "Transaction Valuation" amount is based upon the purchase of 4,099,306 shares of common stock, no par value ("Common Stock"), of Norwood Promotional Products, Inc. at $20.70, the cash price per share of Common Stock to be paid in the Merger (the "Merger Consideration"). The payment of the filing fee, calculated in accordance with Regulation 240.0-11 under the Securities Exchange Act of 1934, as amended, equals one-fiftieth of one percent of the value of the Common Stock for which the Merger Consideration will be paid.


[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    Amount Previously Paid: $16,971
    Form or Registration No.: Schedule 13E-3
    Filing Party: Norwood Promotional Products, Inc.
    Date Filed: April 29, 1998

                                  INTRODUCTION

          This Amendment No. 4 (the "Final Amendment") amends and supplements the Rule 13E-3 Transaction Statement on Schedule 13E-3 filed on April 29, 1998 by Norwood Promotional Products, Inc., a Texas corporation (the "Company"), FPK, LLC, a Delaware limited liability company ("LLC"), Frank P. Krasovec, the Chairman, President and Chief Executive Officer of the Company and the sole member and manager of LLC ("Krasovec"), James P. Gunning, Jr., Vice Chairman, Chief Financial Officer, Treasurer and Secretary of the Company ("Gunning"), John Finnell, Senior Vice President of Learning and Performance Enhancement of the Company ("Finnell") and John H. Josephson, a director of the Company ("Josephson"), as amended and supplemented by Amendment No. 1 thereto filed on June 24, 1998, Amendment No. 2 thereto filed on July 23, 1998 and Amendment No. 3 thereto filed on October 20, 1998 (as amended and restated, the "Transaction Statement"). The Transaction Statement was filed in connection with the proposed merger (the "Merger") of Newco, a Texas corporation to be formed as a wholly-owned subsidiary of LLC ("Newco"), with and into the Company pursuant to an Agreement and Plan of Merger, dated March 15, 1998, as amended (the "Merger Agreement"), by and between the Company and LLC, which provided for the Merger of Newco with and into the Company, with the Company being the surviving corporation (the "Surviving Corporation").

          This Final Amendment is being filed with the Securities and Exchange Commission pursuant to the requirements of Rule 13e-3(d)(3) promulgated under the Securities and Exchange Act of 1934, as amended, to report the results of the Merger. Except as expressly set forth in this Final Amendment, all information in the Transaction Statement remains unchanged.

ITEM 16.  ADDITIONAL INFORMATION.

          On October 30, 1998, a Certificate of Merger was duly filed with the Secretary of State of the State of Texas. The Merger became effective on that date (the "Effective Date"). As a result of the consummation of the Merger on the Effective Date, each share of common stock, $0.01 par value per share, of the Company (the "Common Stock"), issued and outstanding immediately prior to the Effective Date (other than shares held by the Company or any of its subsidiaries as treasury stock, shares held by the members of the Buyout Group (as defined in the Definitive Proxy Statement filed with the Securities and Exchange Commission on July 23, 1998) and shares held by dissenting shareholders who have validly exercised and perfected their dissenters' rights under Texas law) was converted into the right to receive $20.70 in cash, without interest, subject to applicable back-up withholding of taxes. Each share of common stock of Newco issued and outstanding immediately prior to the Effective Time was automatically canceled.

                                   SIGNATURE

         After due inquiry and to the best of the undersigned's knowledge, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.


                                     NORWOOD PROMOTIONAL PRODUCTS, INC.


                                     By:  /s/ FRANK P. KRASOVEC
                                          -------------------------------------
                                          Frank P. Krasovec
                                          Chairman, President and Chief
                                          Executive Officer


                                     FPK, LLC


                                     By:  /s/ FRANK P. KRASOVEC
                                          -------------------------------------
                                          Frank P. Krasovec
                                          President


                                     /s/ FRANK P. KRASOVEC
                                     ------------------------------------------
                                     FRANK P. KRASOVEC


                                     /s/ JOHN H. JOSEPHSON
                                     ------------------------------------------
                                     JOHN H. JOSEPHSON


                                     /s/ JAMES P. GUNNING, JR.
                                     ------------------------------------------
                                     JAMES P. GUNNING, JR.


                                     /s/ JOHN FINNELL
                                     ------------------------------------------
                                     JOHN FINNELL




Dated: November 9, 1998

                               INDEX TO EXHIBITS




    EXHIBIT
    NUMBER             DESCRIPTION
    -------            -----------
     99.(a)(1)(A) Commitment Letter dated March 15, 1998 by and between
                  FPK, LLC, Merrill Lynch  Capital Corporation,
                  NationsBank, N.A. and NationsBanc Montgomery
                  Securities, LLC.

     99.(a)(2)(A) Term Sheet regarding Bank Facilities.

     99.(a)(3)(A) Highly Confident Letter dated March 15, 1998 by and between FPK, LLC and Merrill Lynch, Pierce, Fenner &
                  Smith Incorporated.

     99.(a)(4)(A) Commitment Letter dated March 14, 1998 by and between
                  FPK, LLC and Ares Leveraged Investment Fund, L.P.

     99.(a)(5)(A) Term Sheet regarding Preferred Stock.

     99.(a)(6)(A) Commitment Letter dated September 15, 1998 by and between
                  FPK, LLC, Merrill Lynch Capital Corporation, NationsBank, N.A.
                  and NationsBanc Montgomery Securities, LLC.

     99.(a)(7)(E) Term Sheet regarding new Bank Facilities.

     99.(a)(8)(E) Letter of Intent dated September 8, 1998 by and between FPK,
                  LLC and Liberty Capital Partners, Inc.

     99.(b)(1)(B) Opinion of J.C. Bradford, financial advisor to the
                  Special Independent Committee of the Board of
                  Directors of the Company.

     99.(b)(2)(C) Written materials prepared by J.C. Bradford for the
                  Special Independent Committee of the Board of
                  Directors dated March 7, 1998.

     99.(b)(3)(C) Preliminary written materials prepared by J.C. Bradford for the Special Independent Committee of the Board of Directors dated February 26, 1998.

     99.(b)(4)(C) Written materials prepared by Merrill Lynch for Frank P.
                  Krasovec dated November 14, 1997.

     99.(b)(5)(C) Written materials prepared by Merrill Lynch for Frank P.
                  Krosevec dated December 5, 1997.

     99.(c)(1)(B) Agreement and Plan of Merger, dated as of March 15,
                  1998, by and between the Company and FPK, LLC.

     99.(d)(1)(D) Definitive Proxy Statement.

     99.(d)(2)(B) Notice of Special Meeting of Shareholders of the
                  Company.

     99.(d)(3)(B) Letter to Shareholders from James P. Gunning, Jr.,
                  Secretary of the Company.

     99.(d)(4)(B) Proxy Card.

     99.(d)(5)(E) Notice to Shareholders dated October 20, 1998.

     99.(e)(B)    Text of Articles 5.12 and 5.13 of the Texas Business
                  Corporation Act.






--------------------

     (A)         Incorporated by reference from Schedule 13D filed March 25,
                 1998.

     (B) Incorporated by reference from the Definitive Proxy Statement filed July 23, 1998.

     (C)         Previously filed with Amendment No. 1 to the Schedule 13E-3 on
                 June 24, 1998.

     (D)         Previously filed with Amendment No. 2 to the Schedule 13E-3 on
                 July 23, 1998.

     (E)         Previously filed with Amendment No. 3 to the Schedule 13E-3 on
                 October 20, 1998.
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